                                                                    EXHIBIT 99.4

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                               OFFER TO EXCHANGE

                          4.625% SENIOR NOTES DUE 2013
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                      FOR

       ANY AND ALL OUTSTANDING UNREGISTERED 4.625% SENIOR NOTES DUE 2013


         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON
   [          ], 2004, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION.



                                                         [               ], 2004


To Our Clients:


     Enclosed for your consideration are a Prospectus, dated [               ],
2004 (the "Prospectus"), and form of Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by The Hartford Financial Services Group, Inc. (the "Company") to exchange up to $320,000,000 aggregate principal amount of the Company's 4.625% Senior Notes Due 2013, which have been registered under the Securities Act of 1933, as amended (collectively, the "New Notes"), for up to $320,000,000 aggregate principal amount of outstanding unregistered 4.625% Senior Notes Due 2013 (collectively, the "Old Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes have been registered under the Securities Act of 1933, as amended, and will not be subject to the registration rights, additional interest provisions and transfer restrictions applicable to the Old Notes. The Company will accept for exchange any and all Old Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offer is subject to conditions described in the Prospectus.


     This material is being forwarded to you as the beneficial owner of Old Notes held by us for your account but not registered in your name. A tender of such Old Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Old Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender Old Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish to tender any or all of such Old Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. If you wish to have us do so, please so instruct us by completing, executing and returning to us the instruction form that appears on the reverse side hereof. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Old Notes.
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                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer by the Company with respect to the Old Notes.

     This will instruct you, the registered holder, to tender the principal amount of the Old Notes indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

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         PRINCIPAL AMOUNT HELD FOR ACCOUNT HOLDER(S)                         PRINCIPAL AMOUNT TO BE TENDERED*
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

* Unless otherwise indicated, the entire principal amount held for the account of the undersigned will be tendered.

                                   SIGN HERE

Dated:
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Signature(s)
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Print Name(s)
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Address:
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                           (PLEASE INCLUDE ZIP CODE)

Telephone Number
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                                  (PLEASE INCLUDE AREA CODE)

Tax Identification Number
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                     (SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER)

My Account Number With You
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